Exhibit 10.17

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

LICENSE AGREEMENT

This License Agreement, effective upon the date of last signature herein (the “Effective Date”), by and between The Penn State Research Foundation (hereinafter referred to as “PSRF”), a non-profit corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and having an office at 304 Old Main, University Park, PA 16802, and Genomatica, Inc., a corporation organized under the laws of the State of California (hereinafter referred to as “LICENSEE”), having its principal office at 5405 Morehouse Drive, Suite 210, San Diego, CA 92121.

WITNESSETH

WHEREAS, […***…], employees of The Pennsylvania State University (the “UNIVERSITY”) have made an invention entitled “[…***…]”, filed as The Pennsylvania State University Invention Disclosure No. […***…] (the “INVENTION”);

WHEREAS, PSRF is dedicated to fostering and advancing scientific research within the Commonwealth of Pennsylvania and, in particular, within the UNIVERSITY and is responsible for developing inventions made by employees of the UNIVERSITY by evaluating invention disclosures, pursuing patents, and pursuing licensing arrangements thereon;

WHEREAS, PSRF is the owner of certain “PATENT RIGHTS” (as defined hereinbelow) relating to INVENTION and has the right to grant licenses under PATENT RIGHTS;

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

For purposes of this License Agreement, the following words and phrases shall have the following meanings:

1.1 “AFFILIATES” shall mean any entity which directly or indirectly controls, is controlled by or is under common control with Licensee. The term “control” as used herein means the possession of the power to direct or cause the direction of the management and the policies of an entity, whether through the ownership of a majority of the outstanding voting securities or by contract or otherwise.

1.2 “LICENSEE” shall be Genomatica, Inc. and its Affiliates.

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1.3 “FIELD” shall mean the study and determination of optimal performance characteristics of biochemical reaction and regulatory networks, including, […***…].

1.4 “TERRITORY” shall mean the world.

1.5 “PATENT RIGHTS” shall mean all of the following without limitation:

(a) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U. S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6 and;

(b) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U. S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6.

1.6 “LICENSED PRODUCT” shall mean any process, product or part thereof, or use or manufacture of a product or part thereof, which is covered in whole or in part by at least one unexpired claim of PATENT RIGHTS in the country in which any such process, product or part thereof is made, used, or sold.

ARTICLE 2

THE LICENSE

2.1 Subject to any preexisting rights, if any, of the Government of the United States created by the use of Government funding, PSRF hereby grants to LICENSEE an exclusive right and license in the TERRITORY for the FIELD, with right to sublicense, to PATENTS RIGHTS and, to the extent not prohibited by other third party patents, to make, have made, use, lease, sell, have sold, offer for sale, and import LICENSED PRODUCTS for the term set forth herein, unless this License Agreement shall be earlier terminated according to the terms and conditions contained herein.

2.2 PSRF reserves the rights for itself and the UNIVERSITY […***…].

2.3 LICENSEE agrees that LICENSED PRODUCTs leased or sold in the United States will be manufactured substantially in the United States.

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2.4 LICENSEE shall have the exclusive right, at its sole discretion, to sublicense any of the rights, privileges and license granted hereunder during the term of this License Agreement.

2.5 The license rights granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise to any technology owned or controlled by PSRF which is not specifically set forth herein.

2.6 UNIVERSITY hereby grants to LICENSEE an exclusive option to acquire an exclusive, worldwide license (with the right to sublicense) to develop, make, have made, use, sell, have sold, offer for sale and import products and employ methods covered by or incorporating any future invention in the FIELD discovered or reduced to practice by […***…] during the term of this Agreement (each, a “Future Invention”). UNIVERSITY shall promptly notify LICENSEE in writing of any such Future Invention. With respect to any specific Future Invention, such option shall extend for a period of […***…] following the date of […***…] in writing to LICENSEE by UNIVERSITY of […***…] (the “Option Term”). The Option Term with respect to any particular Future Invention may be extended by mutual written agreement of UNIVERSITY and LICENSEE. UNIVERSITY agrees that, prior to and during the applicable Option Term, it shall not offer to any third party the opportunity to obtain a license, or enter into any license with any third party, with respect to such Future Invention, unless LICENSEE expressly waives in writing its exclusive rights set forth in this Section 2.6 with respect to such Future Invention. LICENSEE shall exercise its option hereunder by providing to UNIVERSITY written notice of such exercise prior to the expiration of the applicable Option Term. Following receipt of such election notice, the parties shall commence in good faith negotiations on the terms of such license. Such license shall contain commercially reasonable terms typically contained in license agreements pertaining to […***…]. Any failure by LICENSEE to exercise its rights with respect to any particular Future Invention shall not affect its rights under this Section 2.6 or constitute a waiver of such rights with respect to any other Future Invention.

ARTICLE 3

PAYMENTS

3.1 In partial consideration of the rights granted by this License Agreement, LICENSEE shall pay to PSRF a non-refundable, License Issue Fee of […***…] upon execution of this License Agreement. Said License Issue Fee shall be paid upon the Effective Date of this License Agreement.

3.2 LICENSEE shall issue to UNIVERSITY forty thousand (40,000) shares of Genomatica, Inc. common stock upon the filing of the U.S. Patent Application claiming priority to U.S. Provisional Patent Application No. […***…]. UNIVERSITY shall file such patent application on or before […***…].

3.3 LICENSEE shall issue to UNIVERSITY ten thousand (10,000) shares of Genomatica, Inc. common stock within […***…] after the issue date of the first U.S. Patent included in the PATENT RIGHTS.

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3.4 All monetary payments due hereunder are expressed in and shall be paid by check payable in United States of America currency, without deduction of exchange, collection or other charges, to PSRF in University Park, PA or at such other place as PSRF may reasonably designate.

3.5 For converting into United States dollars any payment accrued hereunder in the currency of any other country, the rate of exchange for the purchase of United States dollars with such currency quoted by The Chase Manhattan Bank, New York, New York, on the last business day of the payment period in question shall be used.

3.6 All stock issued will be Common Stock subject to the terms and conditions, and the representations and warranties contained in the Investment Representation Letter attached hereto as Appendix A. PSRF’s ownership of Common Stock shall be as represented in the capitalization table attached as Appendix B.

3.7 All payments set forth in this Agreement shall, if overdue, bear interest until payment at a per annum rate of […***…] on the due date. The payment of such interest shall not foreclose PSRF from exercising any other rights it may have as a consequence of the lateness of any payment.

3.8 LICENSEE’s failure to make payments in accordance with Paragraphs 3.1, 3.2, or 3.3 shall constitute a material breach or default and shall be grounds for termination of this License Agreement pursuant to Paragraph 13.3 hereof.

ARTICLE 4

MARKETING EFFORTS

4.1 LICENSEE shall use reasonable efforts to diligently bring one or more LICENSED PRODUCTS into the commercial market as soon as practicable and to continue active, diligent marketing efforts for one or more LICENSED PRODUCTS throughout the term of this License Agreement.

4.2 LICENSEE’s failure to perform in accordance with Paragraph 4.1 for a period of […***…] shall entitle UNIVERSITY to convert the license granted in Section 2.1 from an exclusive license to a non-exclusive license upon written notice thereof to LICENSEE.

4.3 In the event that LICENSEE in its sole discretion decides to market one or more LICENSED PRODUCTs in any country, then LICENSEE shall exert reasonable efforts to have such LICENSED PRODUCTs cleared for marketing by the responsible government agencies of that country requiring such clearance. Should LICENSEE terminate this License Agreement, LICENSEE agrees to assign its full right, title, and interest in and to such market clearance application, including all data relating thereto, to PSRF […***…].

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ARTICLE 5

PATENT PROSECUTION AND MAINTENANCE

5.1 Prosecution and Maintenance. PSRF shall apply for, seek prompt issuance of, and maintain the PATENT RIGHTS during the term of this Agreement. The prosecution, filing and maintenance of patent applications and patents which issue therefrom shall be the primary responsibility of PSRF, or its designee, but wherever practical, LICENSEE shall be given the opportunity to review and comment upon the breadth and coverage of said patent applications. During the patent preparation, prosecution and maintenance process, LICENSEE shall have reasonable opportunities to advise PSRF to ensure that said PATENT RIGHTS adequately address the commercial and business needs of LICENSEE.

5.2 Cooperation of the Parties. Each party agrees to cooperate fully in the preparation, filing, and prosecution of any PATENT RIGHTS under this Agreement. Such cooperation includes, but is not limited to:

(a) executing all papers and instruments, or requiring its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of INVENTIONS and PATENT RIGHTS, and to enable the other party to apply for and to prosecute patent applications in any country; and

(b) promptly informing the other party of any matters coming to such party’s attention that may affect the preparation, filing, or prosecution of any such patent applications.

5.3 U.S. Patent Filings. LICENSEE shall reimburse PSRF for all reasonable and ordinary fees and external costs actually incurred in connection with the filing, prosecution, maintenance and defense of U.S. provisional and non-provisional patent applications and resulting patents, pursuant to the conditions set forth herein. PSRF shall promptly provide copies of invoices for all such expenses and LICENSEE shall make payment thereof within thirty (30) days of receipt thereof.

5.4 International Patent Filings. LICENSEE understands and agrees that the primary responsibility for the costs of all foreign patent filings shall be LICENSEE’s, and that LICENSEE’s failure to timely communicate its decision regarding foreign filing and payment thereof may result in a loss of rights to LICENSEE. PSRF shall provide LICENSEE with all information necessary for LICENSEE to establish relevant filing deadlines related to foreign patent applications. PSRF shall apply for, seek prompt issuance of, and maintain PATENT RIGHTS in those foreign jurisdictions designated by LICENSEE. LICENSEE shall notify PSRF no later than three (3) months before applicable bar dates, as to the foreign countries in which it wishes PSRF to seek, or continue to seek, patent protection. Payment of all fees and costs relating to the preparation, filing, prosecution and maintenance of said foreign PATENT RIGHTS shall be the direct responsibility of LICENSEE, provided LICENSEE is kept reasonably informed and given advance estimates where practical. If LICENSEE does not provide payment of such fees and costs reasonably in advance of any applicable bar date,

5.

LICENSEE agrees that said non-payment shall constitute a binding waiver of any right to obtain said foreign protection and LICENSEE holds PSRF harmless from any claim based thereon.

5.5 Abandonment. In the event LICENSEE decides not to continue paying the fees and costs associated with the filing, prosecution or maintenance of any PATENT RIGHTS, LICENSEE shall timely notify PSRF in writing in order that PSRF may continue said filing, prosecution or maintenance of such intellectual property at its own expense. LICENSEE’s right under this License Agreement to any claims contained within the PATENT RIGHTS for any country in which LICENSEE does not continue paying the fees and costs associated with prosecution or maintenance in accordance with paragraph 5.1, 5.3 or 5.4 above shall immediately terminate upon receipt of such notice, but only for the applicable country or countries.

5.6 Grounds for Material Breach. Subject to Section 5.5, LICENSEE’s failure to make payments in accordance with Paragraph 5.3 and 5.4 shall constitute a material breach or default and shall be grounds for termination of this License Agreement pursuant to Article XII hereof.

ARTICLE 6

INFRINGEMENT AND OTHER ACTIONS

6.1 LICENSEE and PSRF shall promptly provide written notice, to the other party, of any alleged infringement by a third party of any patent licensed hereunder under PATENT RIGHTS and provide such other party with any available evidence of such infringement.

6.2 Both parties shall use their best efforts in cooperating with each other to terminate such infringement without litigation. For so long as […***…] shall have the first right, but not the obligation, at its cost and expense, to bring and control any action or proceeding with respect to such infringement of PATENT RIGHTS by a third party (or any declaratory judgment action alleging invalidity or noninfringement of any of the PATENT RIGHTS) with counsel of its own choice, and […***…] may, for such purposes, join […***…] as a party plaintiff. […***…] shall have the right, at its own expense, to be represented in any such action with counsel of its own choice. If […***…] fails to bring an action or proceeding […***…] shall have the right, but not the obligation, to bring and control any such action at its own expense and by counsel of its own choice, and […***…] shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. In the event a party brings an infringement action, the other party shall cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither party shall have the right to settle any patent infringement litigation under this Section 6.2 in a manner that diminishes the rights or interests of the other party without the prior written consent of such other party. Except as otherwise agreed to by the parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation expenses shall be retained by the party bringing such action.

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6.3 […***…] shall have the first right to control any defense of any claim involving alleged infringement of third party rights by the PATENT RIGHTS or […***…], at its own expense and by counsel of its own choice, and […***…] shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. […***…] shall have the right to control any such defense of such claim at its own expense and by counsel of its own choice, and […***…] shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Neither party shall have the right to settle any patent infringement litigation under this Section 6.3 in a manner that diminishes the rights or interests of the other party without the consent of such other party.

6.4 LICENSEE, during the exclusive period of this License Agreement, shall have the […***…] rights in accordance with the terms and conditions herein to sublicense any alleged infringer in the TERRITORY for the FIELD for future use of the PATENT RIGHTS.

ARTICLE 7

INDEMNIFICATION

7.1 LICENSEE shall at all times during the term of this License Agreement and thereafter, indemnify, defend and hold PSRF, its trustees, directors, officers, employees and affiliates, harmless against all claims, proceedings, demands and liabilities of any kind whatsoever, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property, or resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the LICENSED PRODUCTs by LICENSEE or any of its sublicensees or arising from any obligation of LICENSEE hereunder.

7.2 […***…], LICENSEE shall obtain and carry in full force and effect commercial, general liability insurance which shall protect LICENSEE and PSRF with respect to events covered by Paragraph 7.1 above. Such insurance shall be written by a reputable insurance company authorized to do business in the Commonwealth of Pennsylvania, shall list PSRF as an additional named insured thereunder, shall be endorsed to include product liability coverage and shall require […***…] written notice to be given to PSRF prior to any cancellation or material change thereof. The limits of such insurance shall not be less than […***…] per occurrence with an aggregate of […***…] for personal injury or death, and […***…] per occurrence with an aggregate of […***…] for property damage. LICENSEE shall provide PSRF with Certificates of Insurance evidencing the same.

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS LICENSE AGREEMENT, PSRF, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO

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WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. NOTHING IN THIS LICENSE AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY PSRF THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY. IN NO EVENT SHALL PSRF, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES OR LICENSEE, ITS DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER ANY SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY.

ARTICLE 8

EXPORT CONTROLS

8.1 It is understood that PSRF is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. PSRF neither represents that a license shall not be required nor that, if required, it shall be issued.

ARTICLE 9

NON-USE OF NAMES

9.1 LICENSEE shall not use the names or trademarks of Penn State, PSRF, or any of their employees, or any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from PSRF, in each case, except that LICENSEE may, without prior written consent, state that it is licensed by PSRF, under one or more of the patents and/or applications comprising the PATENT RIGHTS.

ARTICLE 10

PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

10.1 Any payment, notice or other communication pursuant to this License Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified or registered first class mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party as follows:

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In the case of THE PENN STATE RESEARCH FOUNDATION:

President

The Penn State Research Foundation

c/o Intellectual Property Office

113 Technology Center

University Park, PA 16802-7000

In the case of LICENSEE:

Thomas A. Reed

Vice President Finance and Corporate Development

Genomatica, Inc.

5405 Morehouse Drive

Suite 210

San Diego, CA 92121

ARTICLE 11

ASSIGNMENT

11.1 This License Agreement shall not be assignable by either party without the prior written consent of the other party except to a successor in ownership of all or substantially all of the business assets of a party hereto related to this Agreement, and which successor shall expressly assume in writing the performance of all the terms and conditions of this License Agreement to be performed by the assigning party.

ARTICLE 12

DISPUTE RESOLUTION

12.1 Except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm, any and all claims, disputes or controversies arising under, out of, or in connection with this License Agreement, including any dispute relating to patent validity or infringement, which the parties shall be unable to resolve within […***…], shall be mediated in good faith. The party raising such dispute shall promptly advise the other party of such claim, dispute or controversy in a writing which describes in reasonable detail the nature of such dispute. By not later than […***…] after the recipient has received such notice of dispute, each party shall have selected for itself a representative who shall have the authority to bind such party, and shall additionally have advised the other party in writing of the name and title of such representative. By not later than […***…] after the date of such notice of dispute, the party against whom the dispute shall be raised shall select a mediation firm […***…] and such representatives shall schedule a date with such firm for a mediation hearing. The parties shall enter into good faith mediation […***…]. If the representatives of the parties have not been able to resolve the dispute within […***…] after such mediation hearing, the parties shall have the

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right to pursue any other remedies legally available to resolve such dispute in […***…], to whose jurisdiction for such purposes PSRF and LICENSEE each hereby irrevocably consents and submits.

12.2 Notwithstanding the foregoing, nothing in this Article XII shall be construed to waive any rights or timely performance of any obligations existing under this License Agreement.

ARTICLE 13

TERM AND TERMINATION

13.1 LICENSEE shall have the right to terminate this Agreement at any time on six (6) months’ notice to PSRF, and upon payment of all amounts due PSRF through the effective date of the termination.

13.2 Financial Solvency of LICENSEE. LICENSEE agrees that as a part of its material inducement to PSRF to enter this License Agreement, it shall provide PSRF with at least ninety (90) days written notice hereunder of its intent to file a petition in Bankruptcy, whether it be for a Chapter 7, 11, 13 or any other such petition. LICENSEE agrees and understands that PSRF has an obligation to University, a land grant institution under the Morrell Act, to license the PATENT RIGHTS pursuant to terms and conditions which maximize the public benefit. PSRF shall have the right to immediately terminate this License Agreement by giving written notice to LICENSEE, in the event LICENSEE does any of the following: a) provides notice hereunder of its intent to file (or does actually file without providing said notice) a petition in bankruptcy, b) attempts to make an assignment hereof for the benefit of creditors, c) discontinues or dissolves its business, or d) if a receiver is appointed for LICENSEE.

13.3 Financial Breach. In the event LICENSEE has breached its obligations to pay fees or equity under Article III of this License Agreement, (hereafter “Financial Breach”) PSRF shall provide LICENSEE with written notice of said breach, and LICENSEE shall have a period of thirty (30) days to cure said breach. In the event LICENSEE does not fully cure the breach within that thirty (30) day period, and fails within that thirty (30) days to commence mediation pursuant to Article XII of this License Agreement alleging grounds for its non-payment thereof, this License Agreement shall be automatically terminated without further notice or action by PSRF. Notwithstanding LICENSEE’s rights to cure herein, in the event LICENSEE commits a Financial Breach more than […***…] within any calendar year within the term of this License, PSRF shall be entitled to give notice of breach which shall become effective immediately upon LICENSEE’s receipt of said Notice, and for which LICENSEE shall not have any further right of “cure.”

13.4 Failure of Other Performance. Upon any material breach of performance under this License Agreement, by LICENSEE, other than those occurrences set out in Paragraphs 13.2 or 13.3 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 13.4, PSRF shall have the right to terminate this License Agreement and the rights, privileges and license granted hereunder effective sixty (60) days after

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PSRF first notifies LICENSEE of the alleged breach under the notice provisions contained in Article X of this License Agreement. As used in this License Agreement, the term “Material Breach of Performance” shall include, but not be limited to the following: […***…]. Such termination shall become effective upon final notification by PSRF after the sixty (60) days, unless LICENSEE shall have fully cured any such material breach or default prior to the expiration of the sixty (60) day period. In the event of a dispute as to whether LICENSEE has cured the alleged breach, the matter shall be resolved pursuant to Article XII of this License Agreement.

13.5 Upon termination of this License Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination; and Articles I, VII, VIII, IX, XIV and paragraphs 13.5 and 13.6 shall survive any such termination. LICENSEE and any sublicensee thereof may, however, after the effective date of such termination, sell all LICENSED PRODUCTs, and complete LICENSED PRODUCTs in the process of manufacture at the time of such termination and sell the same.

13.6 Upon termination of this Agreement for any reason, any sublicensee not then in default shall have the right to seek a license from PSRF. PSRF agrees to negotiate such licenses in good faith under reasonable terms and conditions; provided, however, that LICENSEE may submit a proposed sublicense to PSRF in advance for PSRF’s prior approval, such approval not to be unreasonably withheld or delayed (i.e. PSRF will respond within forty-five (45) days after receipt of such proposal from LICENSEE), and if PSRF approves such sublicense, then such sublicense shall also become a direct license between the sublicensee and PSRF upon termination of this Agreement for any reason, provided that such sublicensee is not the cause of the termination of this Agreement.

ARTICLE 14

MISCELLANEOUS PROVISIONS

14.1 Entire Agreement. This License Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations, or undertakings, either verbal or written, between the parties relating to the subject matter hereof.

14.2 Amendment. This License Agreement may be amended only by a written agreement embodying the full terms of the amendment signed by authorized representatives of both parties.

14.3 Severability. Should any provision of this License Agreement be held to be illegal, invalid or unenforceable, by any court of competent jurisdiction, such provision shall be modified by such court in compliance with the law and, as modified, enforced. The remaining provisions of this License Agreement shall be construed in accordance with the modified provision and as if such illegal, invalid or unenforceable provision had not been contained herein.

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14.4 No Strict Construction. The language used in this License Agreement shall be deemed to be the language chosen by both parties hereto to express their mutual intent and no rule of strict construction against either party shall apply to any term or condition of this License Agreement.

14.5 Relationship of Parties. Nothing contained in this License Agreement shall be construed as creating a partnership, joint venture, agency or an association of any kind.

14.6 No Waiver. The failure of one party hereto to enforce at any time any of the provisions of this License Agreement, or any rights in respect thereto, or to exercise any election herein provided, shall in no way be considered to be a waiver of such provision, rights or elections or in any way to affect the validity of this License Agreement, or excuse a similar subsequent failure to perform any such term or condition by the other party. Any waiver must be in writing.

14.7 Interpretation. The headings of several sections contained herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this License Agreement.

14.8 Governing Law. This License Agreement shall be governed by and construed in accordance with the laws of […***…] without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than […***…], except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

14.9 Product Marking. LICENSEE agrees to mark the LICENSED PRODUCTs sold in the United States with all applicable United States patent numbers. All LICENSED PRODUCTs shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practices of the country of manufacture or sale.

14.10 Counterparts. This Agreement may be signed in one or more counterparts, by facsimile, or both, each of which will be considered an original, all of which will constitute the same instrument.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each caused a duly authorized representative to execute this License Agreement on the day and year set forth below.

GENOMATICA, INC.

(LICENSEE)

By:	/s/ Bernhard Palsson
Name:	Bernhard Palsson
Title:	Chief Executive Officer
Date:	December 20, 2001

THE PENN STATE RESEARCH FOUNDATION

(PSRF)

By:	/s/ David E. Branigan
Name:	David E. Branigan
Title:	Treasurer
Date:	February 12, 2002

13.

APPENDIX A

January 9, 2002

Genomatica, Inc.

5405 Morehouse Drive

Suite 210

San Diego, CA 92121

Ladies and Gentlemen:

The undersigned hereby makes the following certifications and representations with respect to the forty thousand (40,000) shares (the “Shares”) of Common Stock of GENOMATICA, INC., a California corporation (the “Company”), which are being acquired by the undersigned pursuant to the License Agreement by and between the Company and the undersigned.

The undersigned represents and warrants that it is acquiring said shares solely for its account for investment and not with a view to or for sale or distribution of said shares or any part thereof. The undersigned also represents that the entire legal and beneficial interests of the shares the undersigned is acquiring is being acquired for, and will be held for, its account only.

The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended (the “Act”), on the basis that no distribution or public offering of the shares is to be effected. The undersigned realizes that the basis for the exemption may not be present if, notwithstanding its representations, it has in mind merely acquiring the securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned has no such intention.

The undersigned recognizes that the shares being acquired by it must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The undersigned recognizes that the Company has no obligation to register the shares or to comply with any exemption from such registration.

The undersigned is aware that the shares may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for at least one year. Among the conditions for use of the Rule is the availability of current information to the public about the Company. The undersigned understands that the Company has not made such information available and has no present plans to do so.

The undersigned further agrees not to make any disposition of all or any part of the shares being acquired in any event unless and until:

1. The Company shall have received a letter secured by the undersigned from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

1.

2. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

3.(i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the undersigned shall have furnished the Company with an opinion of counsel for the undersigned to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel for the undersigned shall have been concurred in by the Company’s counsel and the Company shall have advised the undersigned of such concurrence.

If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, the undersigned shall not sell or otherwise transfer or dispose of any Shares (or other securities) of the Company then owned by the undersigned (other than those included in such registration) during the one hundred eighty (180) day period (or such lessor period as is permitted by the underwriter) following the effective date of a registration statement of the Company filed under the Securities Act.

The undersigned understands and agrees that all certificates evidencing the shares to be issued to the undersigned may bear the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

Very truly yours,

THE PENN STATE RESEARCH FOUNDATION

By:	/s/ David E. Branigan
Name:	David E. Branigan
Title:	Treasurer

2.

ADDENDUM TO THE LICENSE AGREEMENT

This Addendum (hereinafter referred to as the “Addendum”), effective on June 26 , 2003 (hereinafter the “Effective Date”), is by and between the PENN STATE RESEARCH FOUNDATION, a non-profit corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and having an office at 304 Old Main, University Park, Pennsylvania 16802 (hereinafter referred to as “PSRF”), and Genomatica, Inc., a corporation organized under the laws of California (hereinafter referred to as “LICENSEE”), having its principal office at 5405 Morehouse Drive, Suite 210, San Diego, CA 92121. All capitalized terms not otherwise defined herein shall have the meanings given to them in the License Agreement (as defined below).

WHEREAS, PSRF and LICENSEE entered into a License Agreement (the “License Agreement”), effective February 12, 2002, whereby PSRF granted LICENSEE an exclusive right and license in the Territory for the Field, with the right to sublicense, to Patent Rights and to make, have made, use, lease, sell, have sold, offer for sale, and import Licensed Products;

WHEREAS, pursuant to Paragraph 2.6 of the License Agreement, LICENSEE has the option to acquire an exclusive, worldwide license to certain inventions related to the rights obtained under the License Agreement;

WHEREAS, […***…], employees of The Pennsylvania State University (hereinafter referred to as “UNIVERSITY”), have invented […***…];

WHEREAS, PSRF has informed LICENSEE […***…], as required under Paragraph 2.6 of the License Agreement;

WHEREAS, PSRF is the owner of patent rights relating to […***…] and has the right to grant licenses under such patent rights;

WHEREAS, LICENSEE has represented that it wishes to obtain exclusive rights to […***…]; and

WHEREAS, PSRF desires to have […***…] utilized in the public interest and is willing to grant a license to PSRF’s rights hereunder.

Now, therefore, and in consideration for the foregoing and the covenants and promises hereinafter set forth, the parties hereto agree as follows:

1. Paragraph 1.5 of the License Agreement is replaced in its entirety as follows:

1.5 “PATENT RIGHTS” shall mean all of the following without limitation;

(a) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations,

1.	***Confidential Treatment Requested

continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6 and;

(b) U.S. Provisional Patent Application No. […***…], filed […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6 and;

(c) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6 and;

(d) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6 and;

(e) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6.

2. Paragraph 3.6 of the License Agreement is replaced in its entirety as follows:

3.6 All stock issued will be Common Stock subject to the terms and conditions, and the representations and warranties contained in the Investment Representation Letters attached hereto as Appendix A and Appendix A-1, as applicable. PSRF’s ownership of Common Stock shall be as represented in the capitalization table attached as Appendix B.

3. Paragraph 3.9 is added to the License Agreement as follows:

2.	***Confidential Treatment Requested

3.9 LICENSEE shall issue to UNIVERSITY twenty five thousand (25,000) shares of Genomatica, Inc. common stock upon the filing of the U.S. Patent Application or counterpart PCT application claiming priority to U.S. Provisional Patent Application […***…]. UNIVERSITY shall file such patent application on or before […***…].

4. Appendix A-1 hereto is added to the License Agreement.

5. Appendix B to the License Agreement is replaced with Appendix B hereto.

6. PSRF has sufficient rights and power to grant the license to LICENSEE which it purports to grant by this Addendum.

7. Except as specifically set forth by this Addendum, the terms and conditions of the License Agreement shall remain in full force and effect. This Addendum may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

3.	***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties hereto have executed this Addendum, in duplicate, by proper persons thereunto duly authorized.

PENN STATE RESEARCH FOUNDATION

By:	/s/ David E. Branigan
Name:	David E. Branigan
Title:	Treasurer
Date:	July 11, 2003

GENOMATICA, INC.

By:	/s/ Christophe Schilling
Name:	Christophe Schilling
Title:	V.P. & Chief Technical Officer
Date:	July 8, 2003

Appendix A-1

June 26, 2003

Genomatica, Inc.

5405 Morehouse Drive

Suite 210

San Diego, CA 92121

Ladies and Gentlemen:

The undersigned hereby makes the following certifications and representations with respect to the twenty-five thousand (25,000) shares (the “Shares”) of Common Stock of GENOMATICA, INC., a California corporation (the “Company”), which are being acquired by the undersigned pursuant to the License Agreement (including the Addendum thereto) by and between the Company and the undersigned.

The undersigned represents and warrants that it is acquiring said shares solely for its account for investment and not with a view to or for sale or distribution of said shares or any part thereof. The undersigned also represents that the entire legal and beneficial interests of the shares the undersigned is acquiring is being acquired for, and will be held for, its account only.

The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended (the “Act”), on the basis that no distribution or public offering of the shares is to be effected. The undersigned realizes that the basis for the exemption may not be present if, notwithstanding its representations, it has in mind merely acquiring the securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned has no such intention.

The undersigned recognizes that the shares being acquired by it must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The undersigned recognizes that the Company has no obligation to register the shares or to comply with any exemption from such registration.

The undersigned is aware that the shares may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for at least one year. Among the conditions for use of the Rule is the availability of current information to the public about the Company. The undersigned understands that the Company has not made such information available and has no present plans to do so.

The undersigned further agrees not to make any disposition of all or any part of the shares being acquired in any event unless and until:

1.	The Company shall have received a letter secured by the undersigned from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

1.

2.	There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

3.(i)	The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the undersigned shall have furnished the Company with an opinion of counsel for the undersigned to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel for the undersigned shall have been concurred in by the Company’s counsel and the Company shall have advised the undersigned of such concurrence.

If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, the undersigned shall not sell or otherwise transfer or dispose of any Shares (or other securities) of the Company then owned by the undersigned (other than those included in such registration) during the one hundred eighty (180) day period (or such lessor period as is permitted by the underwriter) following the effective date of a registration statement of the Company filed under the Act.

The undersigned understands and agrees that all certificates evidencing the shares to be issued to the undersigned may bear the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

Very truly yours,

THE PENN STATE RESEARCH FOUNDATION

By:	/s/ David E. Branigan

Name:	David E. Branigan

Title:	Treasurer

Date:	July 11, 2003

2.

Appendix B

As of June 25, 2003

	Number of shares issued and outstanding	Percentage of total issued and outstanding
Common Stock (other shareholders)	[…***…]	[…***…]
Common Stock (Penn State)	40,000	[…***…]
Total Common Stock	[…***…]	[…***…]

Preferred Stock	[…***…]	[…***…]

Total Common and Preferred	[…***…]	[…***…]

***Confidential Treatment Requested

The Penn State Research Foundation	The Pennsylvania State University 304 Old Main University Park, PA 16802-1504 814-865-6331 814-863-9659 (fax)

April 15, 2005

Christophe H. Schilling, Ph.D.

President & CSO

GENOMATICA, INC.

5405 Morehouse Drive, Suite 210

San Diego, CA 92121

RE:	February 12, 2002 License Agreement between Genomatica, Inc. and The Penn State Research Foundation (“PSRF”)

Dear Dr. Schilling:

We have reviewed your April 5, 2005 email correspondence and are in agreement with your suggested revision to the following amendment to Section 2.6.

2.6 UNIVERSITY hereby grants to LICENSEE an exclusive option to acquire an exclusive, worldwide license (with the right to sublicense) to develop, make, have made, use, sell, have sold, offer for sale and import products and employ methods covered by or incorporating any future invention, […***…] during the term of this Agreement (each, a “Future Invention”). UNIVERSITY shall promptly notify LICENSEE in writing of any such Future Invention. With respect to any specific Future Invention, such option shall extend for a period of […***…] following the date of […***…] in writing to LICENSEE by UNIVERSITY of […***…] (the “Option Term”). The Option Term with respect to any particular Future Invention may be extended by mutual written agreement of UNIVERSITY and LICENSEE. UNIVERSITY agrees that, prior to and during the applicable Option Term, it shall not offer to any third party the opportunity to obtain a license, or enter into any license with any third party, with respect to such Future Invention, unless LICENSEE expressly waives in writing its exclusive rights set forth in this Section 2.6 with respect to such Future Invention. LICENSEE shall exercise its option hereunder by providing to UNIVERSITY written notice of such exercise prior to the expiration of the applicable Option Term. Following receipt of such election notice, the parties shall commence in good faith negotiations on the terms of such license. Such license shall contain commercially reasonable terms typically contained in license agreements pertaining to […***…]. Any failure by LICENSEE to exercise its rights with respect to any particular Future Invention shall not affect its rights under this Section 2.6 or constitute a waiver of such rights with respect to any other Future Invention.

Except as specifically set forth by this Letter Agreement, the terms and conditions of the February 12, 2002 License Agreement between Genomatica, Inc. and PSRF and the corresponding June 26, 2003 Addendum to the License Agreement shall apply.

1.	***Confidential Treatment Requested

If such conditions are acceptable, please execute the two (2) originals of this letter agreement and return the two (2) originals of this letter agreement to me, so that I may process them for signature on behalf of The Penn State Research Foundation. I will then return one (1) fully executed original to you.

Sincerely,

/s/ […***…]

[…***…]

[…***…]

PENN STATE RESEARCH FOUNDATION

By:	/s/ David E. Branigan

Name:	David E. Branigan

Title:	Treasurer

Date:	April 19, 2005

GENOMATICA, INC.

By:

Name:

Title:

Date:

2.	***Confidential Treatment Requested

SECOND ADDENDUM TO THE LICENSE AGREEMENT

This Second Addendum (hereinafter referred to as the “Addendum”), effective on May 17, 2005 (hereinafter the “Effective Date”), is by and between the PENN STATE RESEARCH FOUNDATION, a non-profit corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and having an office at 304 Old Main, University Park, Pennsylvania 16802 (hereinafter referred to as “PSRF”), and Genomatica, Inc., a corporation organized under the laws of California (hereinafter referred to as “LICENSEE”), having its principal office at 5405 Morehouse Drive, Suite 210, San Diego, CA 92121. All capitalized terms not otherwise defined herein shall have the meanings given to them in the License Agreement (as defined below).

WHEREAS, PSRF and LICENSEE entered into a License Agreement (the “License Agreement”), effective February 12, 2002 and amended pursuant to that certain Addendum between the parties dated June 26, 2003, whereby PSRF granted LICENSEE an exclusive right and license in the Territory for the Field, with the right to sublicense, to Patent Rights and to make, have made, use, lease, sell, have sold, offer for sale, and import Licensed Products;

WHEREAS, pursuant to Paragraph 2.6 of the License Agreement, LICENSEE has the option to acquire an exclusive, worldwide license to certain inventions related to the rights obtained under the License Agreement;

WHEREAS, […***…], employees of The Pennsylvania State University (hereinafter referred to as “UNIVERSITY”), have invented (1) […***…] (PSU Invention Disclosure No. […***…]) (hereinafter referred to as the […***…]) and (2) […***…] (PSU Invention Disclosure No. […***…]);

WHEREAS, PSRF has informed LICENSEE of the […***…] and the […***…], as required under Paragraph 2.6 of the License Agreement;

WHEREAS, PSRF is the owner of patent rights relating to the […***…];

WHEREAS, LICENSEE has represented that it wishes to obtain exclusive rights to the […***…];

WHEREAS, PSRF desires to have the […***…] utilized in the public interest and is willing to grant […***…];

WHEREAS, PSRF and LICENSEE wish to amend Paragraph 2.6 of the License Agreement as such shall be applied to inventions that are discovered or reduced to practice after the Effective Date.

Now, therefore, and in consideration for the foregoing and the covenants and promises hereinafter set forth, the parties hereto agree as follows:

1.	Paragraph 1.5 of the License Agreement is replaced in its entirety as follows:

1.	***Confidential Treatment Requested

1.5 “PATENT RIGHTS” shall mean all of the following without limitation;

(a) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6 and;

(b) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6 and;

(c) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6 and;

(d) U.S. Provisional Patent Application No. […***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6;

(e) U.S. Provisional Patent Application No[…***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6;

(f) U.S. Patent Application No. […***…]

2.	***Confidential Treatment Requested

[…***…], filed on […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6; and

(g) Any patent application of any kind or type filed with respect to […***…], together with all pending and issued U.S. and foreign counterparts of such application filed and prosecuted pursuant to Article 6; and all U.S. and foreign patents issuing therefrom; and all pending and issued renewals, re-examinations, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application), divisions, substitute applications, and/or reissues of such application or foreign counterparts filed and prosecuted pursuant to Article 6.

2.	Paragraph 2.6 of the License Agreement is replaced in its entirety as follows:

“2.6 UNIVERSITY hereby grants to […***…] to develop, make, have made, use, sell, have sold, offer for sale and import products and employ methods covered by or incorporating any future invention, […***…] during the term of this Agreement (each, a “Future Invention”). UNIVERSITY shall promptly notify LICENSEE in writing of any such Future Invention. With respect to any specific Future Invention, such option shall extend for a period of […***…] following the date of […***…] in writing to LICENSEE by UNIVERSITY of […***…] (the “Option Term”). The Option Term with respect to any particular Future Invention may be extended by mutual written agreement of UNIVERSITY and LICENSEE. UNIVERSITY agrees that, prior to and during the applicable Option Term, it shall not offer to any third party the opportunity to obtain a license, or enter into any license with any third party, with respect to such Future Invention, unless LICENSEE expressly waives in writing its exclusive rights set forth in this Section 2.6 with respect to such Future Invention. LICENSEE shall exercise its option hereunder by providing to UNIVERSITY written notice of such exercise prior to the expiration of the applicable Option Term. Following receipt of such election notice, the parties shall commence in good faith negotiations on the terms of such license. Such license shall contain commercially reasonable terms typically contained in license agreements pertaining to […***…]. Any failure by LICENSEE to exercise its rights with respect to any particular Future Invention shall not affect its rights under this Section 2.6 or constitute a waiver of such rights with respect to any other Future Invention.”

Notwithstanding the foregoing, for purposes of clarification, the replacement of Section 2.6 pursuant to this Addendum shall apply to Future Inventions (as defined in the License Agreement) made after the date of this Addendum. The language in Section 2.6 as it existed prior to the date of this Addendum shall apply to all Future Inventions that were […***…] prior to the date of this Addendum.

3.	***Confidential Treatment Requested

3.	Paragraph 3.6 of the License Agreement is replaced in its entirety as follows:

“3.6 All stock issued will be Common Stock subject to the terms and conditions, and the representations and warranties contained in the Investment Representation Letters attached hereto as Appendix A.

4.	Paragraph 3.10 is added to the License Agreement as follows:

“3.10 LICENSEE shall issue to UNIVERSITY ten thousand (10,000) shares of Genomatica, Inc. common stock (the […***…]”) concurrent with the execution of this Addendum. […***…]. […***…] and all rights and interest therein or related thereto, and LICENSEE shall have the right to transfer to its own name the […***…] being repurchased by the Company, without further action by Purchaser.”

5.	PSRF has sufficient rights and power to grant the license to LICENSEE which it purports to grant by this Addendum.

6.	Except as specifically set forth by this Addendum, the terms and conditions of the License Agreement shall remain in full force and effect. This Addendum may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

4.	***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties hereto have executed this Addendum, in duplicate, by proper persons thereunto duly authorized.

PENN STATE RESEARCH FOUNDATION

By:	/s/ David E. Branigan

Name:	David E. Branigan

Title:	Treasurer

Date:	June 24, 2005

GENOMATICA, INC.

By:	/s/ Thomas A. Reed

Name:	Thomas A. Reed

Title:	CFO

Date:	6/22/05

Appendix A

June 24, 2005

Genomatica, Inc.

5405 Morehouse Drive

Suite 210

San Diego, CA 92121

Ladies and Gentlemen:

The undersigned hereby makes the following certifications and representations with respect to the ten thousand (10,000) shares (the “Shares”) of Common Stock of GENOMATICA, INC., a California corporation (the “Company”), which are being acquired by the undersigned pursuant to the License Agreement (including the Second Addendum thereto) by and between the Company and the undersigned.

The undersigned represents and warrants that it is acquiring said shares solely for its account for investment and not with a view to or for sale or distribution of said shares or any part thereof. The undersigned also represents that the entire legal and beneficial interests of the shares the undersigned is acquiring is being acquired for, and will be held for, its account only.

The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended (the “Act”), on the basis that no distribution or public offering of the shares is to be effected. The undersigned realizes that the basis for the exemption may not be present if, notwithstanding its representations, it has in mind merely acquiring the securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned has no such intention.

The undersigned recognizes that the shares being acquired by it must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The undersigned recognizes that the Company has no obligation to register the shares or to comply with any exemption from such registration.

The undersigned is aware that the shares may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for at least one year. Among the conditions for use of the Rule is the availability of current information to the public about the Company. The undersigned understands that the Company has not made such information available and has no present plans to do so.

The undersigned further agrees not to make any disposition of all or any part of the shares being acquired in any event unless and until:

1.

1.	The Company shall have received a letter secured by the undersigned from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

2.	There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

3.	(i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the undersigned shall have furnished the Company with an opinion of counsel for the undersigned to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel for the undersigned shall have been concurred in by the Company’s counsel and the Company shall have advised the undersigned of such concurrence.

If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, the undersigned shall not sell or otherwise transfer or dispose of any Shares (or other securities) of the Company then owned by the undersigned (other than those included in such registration) during the one hundred eighty (180) day period (or such lessor period as is permitted by the underwriter) following the effective date of a registration statement of the Company filed under the Act.

The undersigned understands and agrees that all certificates evidencing the shares to be issued to the undersigned may bear the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

Very truly yours,

THE PENN STATE RESEARCH FOUNDATION

By:	/s/ David E. Branigan
Name:	David E. Branigan
Title:	Treasurer

2.